UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2020

Migom Global Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-216086	61-1787148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1185 6th Ave, 3rd floor

New York, NY, 10036, USA

(Address of principal executive offices (zip code))

(212) 257 6711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

TABLE OF CONTENTS

JUMPSTART OUR BUSINESS STARTUPS ACT		1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS		2

EXPLANATORY NOTE

Item 1.01	Entry into a Martial Definitive Agreement	3

Item 2.01	Completion of Acquisition or Disposition of Assets	3

	Form 10 disclosure	4

	Description of Business	4

	Risk Factors	8

	Management’s Discussion and Analysis of Financial Condition and Results of Operations	13

	Properties	16

	Security Ownership of Certain Beneficial Owners and Management	17

	Directors, Executive Officers, Promoters and Control Persons	17

	Executive Compensation	20

	Transactions with related persons, promoters and certain control persons	21

	Legal Proceedings	22

	Market Price of and Dividends on Common Equity and Related Stockholder Matters	22

	Recent Sales of Unregistered Securities	23

	Description of Securities	23

Item 3.02	Unregistered Sales of Equity Securities	24

Item 9.01	Financial Statements and Exhibits	24

Item 9.01(a)	Financial Statement of Business Acquired: Migom Bank Ltd. As of and for the six months June 30,2020 (unaudited) & as of and for the period from August 7, 2019(inception) to December 31, 2019	24

Item 9.01(b)	Financial Statement of Business Acquired: Central Rich Trading Ltd. As of and for the six months June 30,2020 (unaudited) & as of and for the period from November 16, 2019 (inception) to December 31, 2019	37

Item 9.01(c)	Pro forma financial information.	49

Item 9.01(c)	Exhibit	50

i

JUMPSTART OUR BUSINESS STARTUPS ACT

Migom Global Corp. qualifies as an “emerging growth company” as defined in Section 101 of the Jumpstart our Business Startups Act (the “JOBS Act”) as we do not have more than $1,070,000,000 in annual gross revenue and did not have such amount as of March 31, 2018 our last fiscal year. We are electing to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act.

We may lose our status as an emerging growth company on the last day of our fiscal year during which (i) our annual gross revenue exceeds $2,000,000,000 or (ii) we issue more than $2,000,000,000 in non-convertible debt in a three-year period. We will lose our status as an emerging growth company if at any time we are deemed to be a large accelerated filer. We will lose our status as an emerging growth company on the last day of our fiscal year following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement.

As an emerging growth company, we are exempt from Section 404(b) of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and Section 14A(a) and (b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such sections are provided below:

Section 404(b) of the Sarbanes-Oxley Act requires a public company’s auditor to attest to, and report on, management’s assessment of its internal controls.

Sections 14A(a) and (b) of the Exchange Act, implemented by Section 951 of the Dodd-Frank Act, require companies to hold shareholder advisory votes on executive compensation and golden parachute compensation.

As long as we qualify as an emerging growth company, we will not be required to comply with the requirements of Section 404(b) of the Sarbanes-Oxley Act and Section 14A(a) and (b) of the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Item 1.01 Entry into Material Definitive Agreement

On May 12, 2020, Migom Global Corp. (the “Company”), entered into an acquisition agreement with Migom Bank Ltd. and Thomas A. Schaetti (the “Migom Agreement”). Pursuant to the Migom Agreement, the Company acquired all of the outstanding equity of Migom Bank Ltd. (“Migom Bank”). Migom Bank is a regulated full-service international bank, licensed by the Financial Services Unit of the Ministry of Finance of Commonwealth of Dominica, specializing in providing retail banking services to individuals and companies worldwide. In addition to the traditional services of a deposit institution Migom Bank offers lending, leasing, and investment services, provides money transmittal services, is authorized to issue and administer means of payment such as credit and debit cards, travelers cheques, bankers’ drafts and electronic money. Migom Bank is also authorized by its regulators to provide custody of securities, issue guarantees and commitments, provide credit reference services, safe custody of valuables, offer all forms of electronic banking and foreign exchange and precious metal dealing services. Migom Bank is also authorized by its regulators to perform a variety of investment banking and corporate finance services. In exchange for the equity Migom Bank, the Company issued Mr. Schaetti 126,222 shares of common stock of the Company, at a price per share of $9.00.

On May 12, 2020, the Company, entered into an acquisition agreement with Central Rich Trading Ltd. and Thomas A. Schaetti (the “Central Agreement”). Pursuant to the Central Agreement, the Company acquired all of the outstanding equity of Central Rich Trading Ltd. (“Central”). Central is a money service business that is licensed by the Hong Kong Customs and Excise Department to provide all forms of permitted money services, electronic money and payment services in the respective territories. In exchange for the equity of Central, the Company issued Mr. Schaetti 17,778 shares of common stock of the Company, at a price per share of $9.00.

The Migom Bank Ltd. Agreement and the Central Rich Trading Ltd. Agreement were undertaken by the Company with a related party. However, the terms of the Migom Agreement and the Central Agreement were made at arms-length. Both the Migom Bank Ltd. Agreement and the Central Rich Trading Ltd. are conditioned on approval of the transfer of ownership by the Financial Services Unit of the Ministry of Finance of Commonwealth of Dominica and Hong Kong Customs and Excise Department respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 14, 2020, the Company completed the acquisition of all of the outstanding equity of Migom Bank, pursuant to the terms of the Migom Agreement, dated May 12, 2020, as described above. Migom is engaged in the banking industry.

On May 14, 2020, the Company completed the acquisition of all of the outstanding equity of Central, pursuant to the terms of the Central Agreement, dated May 12, 2020, as described above. Central is engaged in the money service business.

As a result of the acquisition of all the issued and outstanding shares of Migom Bank, we have now assumed Migom Bank’s business operations as our own.

FORM 10 DISCLOSURE

As mentioned in Item 1.01, on May 12, 2020, the Company effectively acquired Migom Bank in a business combination under common control transaction and is now entering into a business combination, other than a business combination with a shell company, as those terms are defined in Rule 12b-2 under the Exchange Act, according to Item 2.01(f) of Form 8-K, the registrant is required to disclose the information that would be required if the registrant were filing a general form for registration of securities under the Exchange Act on Form 10.

We hereby provide below information that would be included in a Form 10 registration statement.

Description of Business

Corporate History

The Company is a US holding company incorporated in Nevada on February 29, 2016, which operates through the Company’s wholly owned subsidiary Migom Bank Ltd.  (“Migom Bank”). On October 9, 2019, as a result of a private transactions, 5,000,000 shares of common stock (the “Shares”) of the Company, were transferred from Oleg Jitov to Heritage Equity Fund LP (the “Purchaser”). As a result, the Purchaser became a 68.35% holder of the voting rights of the issued and outstanding share capital of the Company on a fully-diluted basis of the Company, and became the controlling shareholder. In connection with the transaction, Oleg Jitov released the Company from all debts owed to him.

On May 12, 2020, the Company, entered into an acquisition agreement with Central Rich Trading Ltd. and Mr. Schaetti (the “Central Agreement”).  Central Rich Trading Ltd. (“Central”) was incorporated on November 16, 2019 in Hong Kong. Pursuant to the Central Agreement, the Company acquired all of the outstanding equity of Central. Central is a money service business that is licensed by the Hong Kong Customs and Excise Department to provide all forms of permitted money services, electronic money and payment services in the respective territories. In exchange for the equity of Central, the Company issued Mr. Schaetti 17,778 shares of common stock of the Company, at a price per share of $9.00.

On October 8, 2019, the existing director and officer resigned. Accordingly, Oleg Jitov, serving as a director and an officer, ceased to be the Company’s Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and a Director. At the effective date of the transfer, Georgi Parrik consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

On November 1, 2019, the Company, amended its articles of incorporation change its name from Alfacourse Inc. to Migom Global Corp. The change was made in anticipation of entering into a new line of business operations. The Company changed its symbol from ALFC to MGOM on November 11, 2019.

On January 23, 2020, HRH Prince Maximillian Habsburg was appointed as Chairman of the Board of Directors of Migom Global Corp, (the “Company”). Also, on January 23, 2020, Mr. Thomas Schaetti and Mr. Stefan Lenhart were appointed as members of the Board of Directors of the Company. HRH Prince Maximillian Habsburg, Thomas Schaetti, and Stefan Lenhart accepted such appointments on January 23, 2020. Each appointee is independent using the definition of independence under NASDAQ Listing Rule 5605(a)(2) and the standards established by the Securities and Exchange Commission.

On March 31, 2020, the Securities and Exchange Commission granted the request of Migom Global Corp (the “Company”) to change its Standard Industrial Code (SIC) to 6199. Such SIC reflects the current operations of the Company, which is now Finance Services.

On April 8, 2020, the Company filed with State of Nevada, a Certificate of Amendment for increasing its authorized shares by 650,000 so that they consisted of 75,000,000 common stocks and 650,000 preferred stocks. The Board of Directors of the Company and the majority of the shareholders of the Company voted in favor of the rights on April 7, 2020. On April 13, 2020, the “Company, filed with the State of Nevada, a Certificate of Designation for its Series A preferred stock (the “Certificate”). The Certificate was effective on April 13, 2020. The Certificate establishes all of the rights of the holders of the Series A Preferred Stock (the “Series A”), as related to the Series A, including, but not limited to the lack of Series A conversion rights, its voting rights, and the liquidation preference.

The Company entered into a Securities Exchange and Settlement Agreement (the “Agreement”) with its controlling shareholder, Heritage Equity Fund LP (“Heritage”), dated April 16, 2020, pursuant to which the Company agreed to issue Heritage 650,000 shares of its Series A Preferred Stock in exchange for $80,242.81 in accrued and unpaid debt principle and interest, under three convertible debentures held by Heritage. Also, on April 16, 2020, the Company issued 650,000 shares of its Series A Preferred Stock, par value $.001 per share, to Heritage, as described above. The shares of Series A Preferred Stock were issued pursuant to Section 3(a)(9) of the Securities Act of 1933. as it was exchange for existing securities of the Company.

On April 15, 2020, HRH Prince Maximillian Habsburg tendered his resignation from the Board of Directors to the Company. Also, on April 15, 2020, the remaining members of the Board of Directors of the Company accepted HRH Prince Maximillian Habsburg’s resignation.

On April 21, 2020, the Company entered into an asset purchase agreement with Heritage Equity Fund LP (the “Asset Agreement”). Pursuant to the Asset Agreement, the Company acquired all of the intellectual property of Heritage Equity Fund LP (“Heritage”) related to core banking front end and back end user interface software, banking and trading cloud-based and server software, and mobile applications (collectively, the “Assets”). In exchange for the Assets, the Company issued Heritage 30,000 shares of common stock of the Company, at a price per share of $9.00.

The Assets are source code, all the backups therefor, supporting documentation, manuals, schematics, computer graphics and the underlying custom images, copyrights therefor, URL domain names, as well as all the software technology and knowhow and any and all other worldwide intellectual property rights in full force and effect currently in perpetuity from the date hereof and all the associated intangible assets related to as well as involved in the design, reproduction, deployment on servers and in the cloud and exploitation of the following items:

1.	Mathematical formulas, technical, programming in any and all programming coding languages and other designs, work papers and any and all developed and implemented and/or under development intellectual property involving core banking and client-facing front end software and back end administrative user interface software, banking and trading cloud-based and server software used under the brand name Migom Bank (www.migom.com).

2.	Mathematical formulas, technical, programming in any and all programming coding languages and other designs, work papers and any and all developed and implemented and/or under development intellectual property involving mobile application in Android operating systems deployed in Google Play under the name of Migom Bank.

3.	Mathematical formulas, technical, programming in any and all programming coding languages and other designs, work papers and any and all developed and implemented and/or under development intellectual property involving mobile application in iOS operating system deployed in Apple App Store under the name of Migom Bank.

Also on April 21, 2020, the Company licensed the use of the Assets to Migom Bank Ltd. (the “Bank”), pursuant to a license agreement, by and between the Company and the Bank, dated April 21, 2020 (the “License Agreement”). Pursuant to the License Agreement, the Bank shall pay the Company $5,200 per month for the use of the Assets and $800 per month as a maintenance reserve fee.

The completion of the Asset Agreement caused the Company to definitively cease being a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).

On May 14, 2020, Mr. Thomas A. Schaetti was appointed as President of the Company and Georgi Parrik assumed the title of Chief Executive Officer.

Business Overview

General

The Company, through Migom Bank, provides a full set of general and private banking services, with strict but reasonable compliance policies. Migom Bank is multi-currency IBAN’s, both SEPA and SWIFT-enabled and has universally accepted prepaid debit cards. We provide fast global money transfers, superb account security and data protection, a full suite of e-banking tools online and in-app, and a seamless link to crypto assets.

Migom Bank offers personal accounts, which can be applied for and opened online. Our general banking accounts offer everything to simplify and streamline daily financial life. You can see the Company’s services at migom.com. Migom Bank also provides international e-commerce, with multiple currencies, support locations in key parts of the world, a network of reliable correspondent banks and an expert IT team. Migom Bank is managed by the group of Swiss and international financial services professionals. Migom Bank offers personal accounts, which can be applied for and opened online. Migom Bank also has an app that can be found at the App Store or Google Play.

Migom Bank offers an e-wallet that can be linked to existing credit/debit cards, bank accounts and connects to various money transfer systems turning it into a hub of personal finances. The e-wallet accepts BTC or other blockchain-based coins where it bridges crypto asset holdings with the fiat currency world via seamless instant transfers between your accounts.

Migom Bank provides its Private Bank portfolio-holders with personal advice and individually-crafted trading strategies in most of the relevant securities markets. Our global industry affiliations ensure safe custody of funds and securities, efficient order execution and access to the most difficult products such as US OTC Markets stocks and Eastern European stock exchanges. Our general banking clients are offered low-cost online trading on major stock and commodities exchanges. Migom Bank also offers Visa and MasterCard credit cards.

We assist international clients with capital formation needed for business expansion. We work with the established investment banks in the most liquid capital markets of the world we arrange and manage various public offerings and private placements of capital. The network of our business affiliates used for these services includes major law and accounting firms, US FINRA-member b/d’s, UK FCA-licensed companies, EU-passported brokerages and other regulated entities. We also offer turn-key STO and other asset-tokenization services via our own regulated securities token exchange. EMI License (London, Lithuania, Malta, Hong Kong). Migom Bank has correspondent bank accounts in United States, Canada, Italy, Portugal, France, Great Britain, Luxembourg, Latvia, and Hong Kong.

Migom Bank is actively involved in the blockchain revolution. Our clients get preferred access to our own proprietary crypto currency trading system, which uses artificial intelligence to work simultaneously on dozens of the most liquid crypto-exchanges. Our system ensures stealth execution of the most voluminous trading orders at the best available prices in the shortest possible time. The speed of our crypto-trading execution combined with the ability of Migom Bank to safely custody and instantly move fiat funds are one of a kind.

Banking Licenses

https://migom.com/licenses	The Migom Bank license is issued by the Financial Services Unit of the

Ministry of Finance of the Commonwealth of Dominica.

In addition, we acquired all of the outstanding Central Rich Trading Ltd.on May 12, 2020 form Mr. Schaetti. Central Rich Trading Ltd. is a money service business that is licensed by the Hong Kong Customs and Excise Department to provide all forms of permitted money services, electronic money and payment services in the respective territories.

Employees

As of June 30, 2020, we have four full time employees, including management. The Company has no employment contracts.

Intellectual Property

The Company has intellectual property as listed in Exhibit 99.2.

On April 21, 2020, Migom Global Corp. (the “Company”), entered into an asset purchase agreement with Heritage Equity Fund LP (the “Asset Agreement”). Pursuant to the Asset Agreement, the Company acquired all of the intellectual property of Heritage Equity Fund LP (“Heritage”) related to core banking front end and back end user interface software, banking and trading cloud-based and server software, and mobile applications (collectively, the “Assets”). In exchange for the Assets, the Company issued Heritage 30,000 shares of common stock of the Company, at a price per share of $9.00.

See  above “Description of Business” for more detail about intellectual property.

Reports to Security Holders

You may read and copy any materials the Company files with the Commission in the Commission’s Public Reference Section, Room 1580, 100 F Street N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Section by calling the SEC at 1-800-SEC-0330. Additionally, the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, which can be found at http://www.sec.gov.

Risk Factors

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information contained in this report before deciding to invest in our common stock.

Risks Related to our Business

Limited Operating History

We have had limited recent operating history and minimal revenues or earnings from operations since inception and those were from a related party. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least for the foreseeable future. We can make no assurances that we will be able to effectuate our investment strategies or otherwise to generate sufficient revenue to continue operations.

Our estimates of capital, personnel, equipment, and facilities required for our proposed operations are based on certain other existing businesses operating under projected business conditions and plans. We believe that our estimates are reasonable, but it is not possible to determine the accuracy of such estimates at this point. In formulating our business plan, we have relied on the judgment of our officers and directors and their experience in developing businesses. We can make no assurances that we will be able to obtain sufficient financing or implement successfully the business plan we have devised. Further, even with sufficient financing, there can be no assurance that we will be able to operate our business on a profitable basis. We can make no assurances that our projected business plan will be realized or that any of our assumptions will prove to be correct.

Negative Cash Flow

We expect to generate operating losses and experience negative cash flow for the immediate future and it is uncertain whether we will achieve future profitability. We expect to continue to incur operating losses until such time, if ever, as we are able to achieve sufficient levels of revenue from our investments and services rendered. Our ability to commence revenue operations and achieve profitability will depend upon revenue received primarily from investments or otherwise through services that we render. There can be no assurance that we will ever achieve profitability. Accordingly, the extent of future losses and the time required to achieve profitability, if ever, cannot be predicted at this point.

Dependence on Key Personnel

Our success will depend, in large part, on the skill, expertise, and acumen of Georgi Parrik, Stefan Lenhart, and Thomas Schaetti. There is no requirement that they allocate a specific amount of time to our Company. If they cease to participate in our Company’s activities for any reason, our Company’s ability to select attractive investments could be impaired severely. Our future success also depends on our ability to attract, train, retain, and motivate other highly qualified sales, technical, and managerial personnel. Competition for such personnel is intense and we may not be able to attract, train, retain, or motivate such persons in the future.

Limited Liability

Our Certificate of Incorporation and Bylaws generally provide that the liability of our officers and directors will be eliminated to the fullest extent allowed under law for their acts on behalf of our Company.

Uncertain Government Regulation

Our business will be subject to extensive regulation. We are dependent on banking licenses that are not guaranteed to continue. We also may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations.

Competition

A number of our existing or potential competitors may have substantially greater financial, technical, and marketing resources, larger investor bases, greater name recognition, and more established relationships with their investors, and more established sources of deal flow and investment opportunities than we do. This may enable our competitors to: develop and expand their services and develop infrastructure more quickly and achieve greater scale and cost efficiencies; adapt more quickly to new or emerging markets and opportunities, strategies, techniques, technologies, and changing investor needs; take advantage of acquisitions and other market opportunities more readily; establish operations in new markets more rapidly; devote greater resources to the marketing and sale of their products and services; adopt more aggressive pricing policies; and provide clients with additional benefits at lower overall costs in order to gain market share. If our competitive advantages are not compelling or sustainable and we are not able to effectively compete with larger competitors, then we may not be able to increase or sustain cash flow.

Our Financial Performance Is Dependent on the Conditions of the Banking Industries.

The results of our banking businesses, are influenced by a number of external factors including fluctuations in interest rates and commercial activity, regulatory changes, labour costs, foreign currency exchange rates, customer attrition, rental space and energy costs, global credit market conditions, and other global and political factors, including trade policies. A slowdown in the economy can adversely affect the financial performance of our company.

Economic Conditions

Our business will be materially affected by conditions in the financial markets and economic conditions or events in the United States and throughout the world that are outside our control, including, without limitation, changes in interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation), trade barriers, commodity prices, currency exchange rates, and controls and national and international political circumstances (including wars, terrorist acts, or security operations). These factors may affect the level and volatility of securities prices and the liquidity and the value of investments, and we may not be able to or may choose not to manage our exposure to these market conditions and/or other events. In the event of a market downturn, our businesses could be adversely affected in different ways.

Implications of Being an Emerging Growth Company

As a company with less than $2.0 billion in revenue during its last fiscal year, we qualify as an “emerging growth company” as defined in the JOBS Act. For as long as a company is deemed to be an emerging growth company, it may take advantage of specified reduced reporting and other regulatory requirements that are generally unavailable to other public companies. These provisions include:

-	a requirement to have only two years of audited financial statements and only two years of related Management’s Discussion and Analysis included in an initial public offering registration statement;
-	an exemption to provide less than five years of selected financial data in an initial public offering registration statement;
-	an exemption from the auditor attestation requirement in the assessment of our internal controls over financial reporting;
-	an exemption from the adoption of new or revised financial accounting standards until they would apply to private companies;

-	an exemption from compliance with any new requirements adopted by the Public Company Accounting Oversight Board requiring mandatory audit firm rotation or a supplement to the auditor’s report in which the auditor would be required to provide additional information about the audit and the financial statements of the issuer; and
-	reduced disclosure about our executive compensation arrangements.

An emerging growth company is also exempt from Section 404(b) of the Sarbanes Oxley Act, which requires that the registered accounting firm shall, in the same report, attest to and report on the assessment on the effectiveness of the internal control structure and procedures for financial reporting. Similarly, as a Smaller Reporting Company we are exempt from Section 404(b) of the Sarbanes-Oxley Act and our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until such time as we cease being a Smaller Reporting Company.

As an emerging growth company, we are exempt from Section 14A (a) and (b) of the Exchange Act which require stockholder approval of executive compensation and golden parachutes.

Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We would cease to be an emerging growth company upon the earliest of:

-	the first fiscal year following the fifth anniversary of the filing of this Form 10;
-	the first fiscal year after our annual gross revenues are $2 billion or more;
-	the date on which we have, during the previous three-year period, issued more than $2 billion in non-convertible debt securities; or
-	as of the end of any fiscal year in which the market value of our Common Stock held by non-affiliates exceeded $700 million as of the end of the second quarter of that fiscal year.

Risks Related to the Market for our Stock

The OTC and share value

Our Common Stock trades over the counter, which may deprive stockholders of the full value of their shares. Our stock is quoted via the Over-The-Counter (“OTC”) Pink Sheets under the ticker symbol “MGOM.” Therefore, our Common Stock is expected to have fewer market makers, lower trading volumes, and larger spreads between bid and asked prices than securities listed on an exchange such as the New York Stock Exchange or the NASDAQ Stock Market. These factors may result in higher price volatility and less market liquidity for our Common Stock.

Low market price

A low market price would severely limit the potential market for our Common Stock. Our Common Stock could trade at a price substantially below $5.00 per share, subjecting trading in the stock to certain Commission rules requiring additional disclosures by broker-dealers. These rules generally apply to any non-NASDAQ equity security that has a market price share of less than $5.00 per share, subject to certain exceptions (a “penny stock”). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and institutional or wealthy investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to the sale. The broker-dealer also must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Such information must be provided to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in our Common Stock.

Lack of market and state blue sky laws

Investors may have difficulty in reselling their shares due to the lack of market or state Blue Sky laws. The holders of our shares of Common Stock and persons who desire to purchase them in any trading market that might develop in the future should be aware that there may be significant state law restrictions upon the ability of investors to resell our shares. Accordingly, even if we are successful in having the shares available for trading on the OTC, investors should consider any secondary market for our securities to be a limited one. We intend to seek coverage and publication of information regarding our Company in an accepted publication which permits a “manual exemption.” This manual exemption permits a security to be distributed in a particular state without being registered if the company issuing the security has a listing for that security in a securities manual recognized by the state. However, it is not enough for the security to be listed in a recognized manual. The listing entry must contain (1) the names of issuers, officers, and directors, (2) an issuer’s balance sheet, and (3) a profit and loss statement for either the fiscal year preceding the balance sheet or for the most recent fiscal year of operations. We may not be able to secure a listing containing all of this information. Furthermore, the manual exemption is a non-issuer exemption restricted to secondary trading transactions, making it unavailable for issuers selling newly issued securities. Most of the accepted manuals are those published in Standard and Poor’s, Moody’s Investor Service, Fitch’s Investment Service, and Best’s Insurance Reports, and many states expressly recognize these manuals. A smaller number of states declare that they “recognize securities manuals” but do not specify the recognized manuals. The following states do not have any provisions and therefore do not expressly recognize the manual exemption: Alabama, Georgia, Illinois, Kentucky, Louisiana, Montana, South Dakota, Tennessee, Vermont, and Wisconsin.

Accordingly, our shares of Common Stock should be considered totally illiquid, which inhibits investors’ ability to resell their shares.

Rule 144 Risks

Sales of our Common Stock under Rule 144 could reduce the price of our stock. There are 7,489,000 issued and outstanding shares of our Common Stock held by affiliates that Rule 144 of the Securities Act defines as restricted securities.

These shares will be subject to the resale restrictions of Rule 144, since we have ceased being deemed a “shell company”. In general, persons holding restricted securities, including affiliates, must hold their shares for a period of at least six months, may not sell more than 1.0% of the total issued and outstanding shares in any 90-day period, and must resell the shares in an unsolicited brokerage transaction at the market price. The availability for sale of substantial amounts of Common Stock under Rule 144 could reduce prevailing market prices for our securities.

No audit or compensation committee

Because we do not have an audit or compensation committee, stockholders will have to rely on our entire Board of Directors, none of which are independent, to perform these functions. We do not have an audit or compensation committee comprised of independent directors. Indeed, we do not have any audit or compensation committee. These functions are performed by our Board of Directors as a whole. No members of our Board of Directors are independent directors. Thus, there is a potential conflict in that Board members who are also part of management will participate in discussions concerning management compensation and audit issues that may affect management decisions.

Security laws exposure

We are subject to compliance with securities laws, which exposes us to potential liabilities, including potential rescission rights. We may offer to sell our shares of our Common Stock to investors pursuant to certain exemptions from the registration requirements of the Securities Act, as well as those of various state securities laws. The basis for relying on such exemptions is factual; that is, the applicability of such exemptions depends upon our conduct and that of those persons contacting prospective investors and making the offering. We may not seek any legal opinion to the effect that any such offering would be exempt from registration under any federal or state law. Instead, we may elect to relay upon the operative facts as the basis for such exemption, including information provided by investor themselves.

If any such offering did not qualify for such exemption, an investor would have the right to rescind its purchase of the securities if it so desired. It is possible that if an investor should seek rescission, such investor would succeed. A similar situation prevails under state law in those states where the securities may be offered without registration in reliance on the partial pre-emption from the registration or qualification provisions of such state statutes under the National Securities Markets Improvement Act of 1996. If investors were successful in seeking rescission, we would face severe financial demands that could adversely affect our business and operations. Additionally, if we did not in fact qualify for the exemptions upon which we have relied, we may become subject to significant fines and penalties imposed by the Commission and state securities agencies.

No cash dividends

Because we do not intend to pay any cash dividends on our Common Stock, our stockholders will not be able to receive a return on their shares unless they sell them. We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on shares of our Common Stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. There is no assurance that stockholders will be able to sell shares of our Common Stock when desired.

Delayed adoption of accounting standards

We have delayed the adoption of certain accounting standards through an opt-in right for emerging growth companies. We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(2) of the Jobs Act, which allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

We may lose the ability to use, or otherwise benefit from, the licenses, approvals and assets held by our subsidiaries, which could severely disrupt our business, render us unable to conduct some or all our business operations and constrain our growth.

Although the significant majority of our revenues are generated, and the significant majority of our operational assets are held, by our wholly-owned enterprises, which are our subsidiaries, our subsidiaries hold licenses and approvals and assets that are necessary for our business operations, as well as equity interests in a series of our portfolio companies.

Our insurance coverage may not be enough to cover our legal claims or other losses that we may incur in the future.

We maintain insurance. There is no assurance that our insurance will be enough to cover any claims that are asserted against us. In the future, insurance coverage may not be available at adequate levels or on adequate terms to cover potential losses, including on terms that meet our customer’s requirements. If insurance coverage is inadequate or unavailable, we may face claims that exceed coverage limits or that are not covered, which could increase our costs and adversely affect our operating results.

We may be subject to intellectual property rights claims, which are costly to defend, could require us to pay damages and could limit our ability to sell some of our products.

Our industry is characterized by vigorous pursuit and protection of intellectual property rights, which has resulted in protracted and expensive litigation for several companies. Third parties may assert claims of misappropriation of trade secrets or infringement of intellectual property rights against us or against our end customers or partners for which we may be liable.

Even though we are only licensed to use the products and trademarks, third parties could challenge our use of the intellectual property. As our business expands, the number of products and competitors in our markets increases and product overlaps occur, infringement claims may increase in number and significance. Intellectual property lawsuits are subject to inherent uncertainties due to the complexity of the technical issues involved, and we cannot be certain that we would be successful in defending ourselves against intellectual property claims. Further, many potential litigants have the capability to dedicate substantially greater resources than we can to enforce their intellectual property rights and to defend claims that may be brought against them. Furthermore, a successful claimant could secure a judgment that requires us to pay substantial damages or prevents us from distributing products or performing certain services.

If we fail to develop our brand names cost-effectively, our business may be adversely affected.

The success of our products marketed under our brand names is dependent upon the effectiveness of our marketing efforts. Brand promotion activities may not yield increased revenue, and even if they do, any increased revenue may not offset the expenses incurred in building the brands. If we fail to successfully promote and maintain our brands, or incur substantial expenses in an unsuccessful attempt to promote and maintain our brands, we may fail to attract enough new customers or retain our existing customers to the extent necessary to realize a sufficient return on our brand-building efforts, and our business and results of operations could suffer.

Future inflation internationally may inhibit our ability to conduct business.

In recent years, the global economy has experienced periods of rapid expansion and highly fluctuating rates of inflation. High inflation may in the future cause the Chinese government to impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China, and thereby harm the market for our products and our company.

Management’s discussion and analysis of financial condition and results of operations

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto, appearing elsewhere in this report. The discussion of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future. All references to currency in this “Management’s discussion and analysis of financial condition and results of operations” section are to U.S. dollars, unless otherwise noted.

Forward Looking Statements

The following information specifies certain forward-looking statements of the management of our Company. Forward-looking statements are statements that estimate the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as may, shall, could, expect, estimate, anticipate, predict, probable, possible, should, continue, or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information statement have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements. Such forward-looking statements include statements regarding our anticipated financial and operating results, our liquidity, goals, and plans.

All forward-looking statements in this Form 10 are based on information available to us as of the date of this report, and we assume no obligation to update any forward-looking statements.

Overview

The Company, through Migom Bank, Migom Bank Ltd., is an international bank, regulated by the Financial Services Unit of the Ministry of Finance of the Commonwealth of Dominica (FSU) (http://fsu.gov.dm/registered-entities/offshore-banks), Licence № 08082019. Its address is 75 Hillsborough Street, 2nd Floor, Roseau, Dominica 00109. Asset and wealth management service, marketing, customer relations and informational support are provided together with Migom Verwaltung AG ( https://migom.ch ), Switzerland, registered by SRO member of Romande des Intermédiaires Financiers (ARIF), designated as autonomous organization (SRO) in conformity with the Law on the Anti-Money Laundering Act (AMLA) and Swiss Financial Market Supervisory Authority (FINMA). Migom Bank provides the following services:

1. Traditional bank accounts and services, online access for account management, SWIFT / SEPA wires, transactions and account balance reporting;

2. Quick KYC / AML verification (enabled by in-house compliance);

3. Mobile App – a complete set of tools analogous to the online banking web interface;

4. Migom debit cards (Visa® and MasterCard®), internal transfers between the cards and general bank accounts;

5. Execution of bidirectional crypto-fiat exchanges at optimal market rates, depositing and withdrawing of crypto assets, and utilization of the card at retail outlets;

6. Execution of OTC transactions – crypto-fiat exchange for virtually unlimited deals amounts with the assistance of the bank; and

7. Bespoke banking services offered by the Private Bank.

Liquidity and Capital Resources

Migom Bank Ltd.

Working Capital

As of June 30, 2020, the Company had working capital of 878,347, compared to the working capital of $1,099,368 as of December 31, 2019. All of the current asset refers to the cash. The decrease in working capital was a result of an increase in deferred revenue.

Cash Flow

The following is a summary of Migom Bank Ltd’s cash flow from operating, investing and financing activities for the six months ended June 30, 2020 and the period from August 7, 2019 (inception) to December 31, 2019 respectively:

	For six months ended June 30, 2020	For the period from August 7, 2019 (inception) to December 31, 2019
Cash Flows from Operating Activities	$-	$(90,825)
Cash Flows from Investing Activities	-	-
Cash Flows from Financing Activities	-	1,207,199
Effects of Currency Translations	219,521	(15,506)
Net increase in cash	$219,521	$1,100,868

Operating Activities

Net cash provided by operating activities was $0, for the six months ended June 30, 2020, compared to cash used in operating activities of $90,825 for the period from August 7,2019(inception) to December 31, 2019. The cash flow for the six months ended June 30, 2020 was mainly the result of an increase of $442,042 in deferred revenue offset by the net loss of $222,132 and an increase of $219,521 in due from related party.

Investing Activities

There was no investing activities for the six months ended June 30, 2020 and for the period from August 7, 2019(inception) to December 31, 2019.

Financing Activities

Net cash provided by financing activities was $0 for the six months ended June 30, 2020 and $1,207,199 for the period from August 7, 2019(inception) to December 31, 2019. The cash of $1,207,199 was provided by capital contribution from shareholders.

Central Rich Trading Ltd.

Working Capital

As of June 30, 2020, the Company had working capital of 7,014, compared to the working capital of $10,512 as of December 31, 2019. All of the current asset refers to the cash. The working capital remained stable through the six months ended June 30, 2020.

Cash Flow

The following is a summary of Central Rich Trading Ltd’s cash flow from operating, investing and financing activities for the six months ended June 30, 2020 and for the period from November 16, 2019 (inception) to December 31, 2019 respectively:

	For six months ended June 30, 2020	For the period from November 16, 2019 (inception) to December 31, 2019
Cash Flows from Operating Activities	$(2,375)	$(464)
Cash Flows from Investing Activities	0	0
Cash Flows from Financing Activities	-	13,828
Effects of Currency Translations	58	31
Net increase in cash	$(2,317)	$13,395

Operating Activities

Net cash used in operating activities was $2,375, for the six months ended June 30, 2020, compared to cash used in operating activities of $464 for the period from November 16, 2019(inception) to December 31, 2019. The Company had very limited operation from inception and the cash flow remained stable.

Investing Activities

There were no investing activities for the six months ended June 30, 2020 and for the period from November 16, 2019(inception) to December 31, 2019.

Financing Activities

Net cash provided by financing activities was $0 for the six months ended June 30, 2020 and $13,828 for the period from November 16, 2019(inception) to December 31, 2019. The cash of $13,828 was provided by capital contribution from shareholders.

Results of Operations

Migom Bank Ltd.

For the six months ended June 30, 2020 our operating expenses of $222,132 were comprised of rent expense of $1,111 marketing expense of $221,021, compared to operating expenses of $91,214, comprised of professional fees of $48,520, rent expense of $$2,222 and general and administrative expenses of $40,472 for the period from August 7, 2019 (inception) to December 31, 2019, mainly due to the increase of marketing expense during the period.

Stockholders’ equity balance as of June 30, 2020 was $878,347 compared to $1,100,979 as of December 31, 2019.

Central Rich Trading Ltd.

For the six months ended June 30, 2020 our operating expenses of $3,283 were comprised of rent expense of $2,512, professional fee of $771, compared to operating expenses of $3,179, comprised of professional fees of $302, rent expense of $$2,877 for the period from November 16, 2019 (inception) to December 31, 2019.

Stockholders’ equity balance as of June 30, 2020 was $7,014 compared to $10,512 as of December 31, 2019.

Critical Accounting Policies and Estimates

The SEC has defined a company’s critical accounting policies as the ones that are most important to the portrayal of the Company’s financial condition and results of operations and which require the Company to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. Based on this definition, we have identified the critical accounting policies and judgments addressed below. We also have other key accounting policies that are significant to understanding our results. For additional information, see Note 1 - Summary of Significant Accounting Policies.

The following are deemed to be the most significant accounting policies affecting the Company.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently applied.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant inter-company balances and transactions are eliminated on consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ from those estimates. Significant items subject to such estimates and assumptions include valuation of inventory, and recoverability of carrying amount and the estimated useful lives of long-lived assets.

Accounts Receivable

Accounts receivables are stated at the amount the Company expect to collect. An allowance for doubtful accounts is recorded based on a combination of historical experience and information on customer accounts. Account balances are written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company have historically experienced little, if any, uncollectible receivables to date.

Patent, Trademark, License & Franchise Restrictions and Contractual Obligations & Concessions

Migom Global uses a group of Intellectual Property Practice lawyers assist internationally and locally in transactions where intellectual property plays an important role, such as non-disclosure and confidentiality agreements, franchise agreements, license agreements and transfer agreements. It is carried out in accordance with local and international law.

Governmental and Industry Regulations

We will be subject to federal and state laws and regulations that relate directly or indirectly to our operations including federal securities laws. We will also be subject to common business and tax rules and regulations pertaining to the normal business operations.

Research and Development Activities and Costs

Support will be provided for activities targeting among others: regional marketing, trade and investment promotion, SME development, the development of local and regional labor markets, the development of an information society, new technologies, improvement of cooperation between research and business institutions, the socio-economic and environmental rehabilitation of technologically transformed and contaminated areas.

Compliance with Environmental Laws

Our operations are not subject to any environmental laws.

Loss Per Common Share

Basic net loss per share is calculated by dividing the net loss by the weighted – average number of common shares outstanding for the period, without consideration for Common Stock equivalents.

Employees

We currently have four employees. We anticipate hiring additional employees in the next twelve months. We anticipate hiring necessary personnel based on an as needed basis only on a per contract basis to be compensated directly from revenues. The Company has no employment contracts.

Off-Balance Sheet Arrangements

During the years ended December 31, 2019 and December 31. 2018 we did not engage in any off-balance sheet arrangements as defined in item 303(a)(4) of the Commission’s Regulation S-K.

Properties

Our mailing address is 1185 6th Ave, 3rd Floor, New York, NY, 10036, where we lease office space. Our bank address is 75 Hillsborough Street, 2nd Floor, Roseau, Dominica 00109.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our voting securities following the completion of the business combination described in Items 1.01 of this report by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and (iv) all executive officers and directors as a group as of June 30, 2020.

Name	Number of Shares of Common Stock	Percentage
Georgi Parrik	0	0%

Thomas Schaetti	144,000	1.9%

Stefan Lenhart	0	0%
Heritage Equity Fund LP (3)	650,000	100%
All of the officers and directors as a group (3 people)	0	1.9%

(1)	The address of each beneficial owner is 1185 Avenue of the Americas, 3rd Floor, New York, NY 10036.

(2)	A beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of June 30, 2020, there were 7,489,000 shares of our common stock issued and outstanding.

(3)	Heritage Equity Fund LP is controlled by Mr. Thomas Schaetti. Heritage Equity Fund LP holds only Series A Preferred Stock that vote at a rate of 10 to 1.

There are no other officer or director 5% shareholders.

Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Except as set forth above, applicable percentages are based upon 7,489,000 shares of common stock outstanding as of June 30, 2020.

Directors and Executive Officers, Promoters and Control Persons

Set forth below are the present directors and executive officers of the Company. Note that there are no other persons who have been nominated or chosen to become directors nor are there any other persons who have been chosen to become executive officers. There are no arrangements or understandings between any of the directors, officers and other persons pursuant to which such person was selected as a director or an officer. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Positions and Officers

Georgi Parrik (a)	39	Chief Executive Officer, Chief Financial Officer and Director

HRH Prince Maximillian Habsburg (b)	44	Chairman of the Board of Director (appointed January 23, 2020)

Thomas Schaetti (a)	44	President, Director (appointed on January 23, 2020)

Stefan Lenhart	41	Director (appointed on January 23, 2020)

(a)	On May 14, 2020, Mr. Thomas A. Schaetti was appointed as President of the Company and Georgi Parrik assumed teh title of Chief Executive Officer.
(b)	On April 15, 2020, HRH Prince Maximillian Habsburg tendered his resignation from the Board of Directors to the Company.

Georgi Parrik- Chief Executive Officer, Chief Financial Officer and Director

Mr. Georgi Parrik, age 39, currently, and since June 2019, is the CEO/Director of 1STX OU and DIMM International OU. From 2014 to 2019, Mr. Parrik was employed by Neuenhaus S.A., a Luxemburg Asset Management company as regional manager for the Eastern European countries. Georgi Parrik worked as the President of Punchline Quebec from 2005 to 2013. He is the original Cofounder of this entertainment company, operated in Ontario and Quebec, Canada. He was also the President and CEO of the US public company, Antaga International Inc. from June 10, 2009 to August 29, 2012.

Georgi Parrik graduated From Burnaby South HS, Burnaby, BC, Canada 1999; graduated From Langara College 1999-2002 (General science and Human Kinesiology), UBC (University of British Colombia) 2002-2005 and studied Cell Biology and Genetics (Bachelor of Sciences).

HRH Prince Maximillian Habsburg – Former Chairman of the Board of Directors

HRH Prince Maximillian Habsburg, age 44, is currently Chairman of the Board of Directors of Migom Bank, Ltd., Roseau, Dominica. Among his other engagements HRH Prince Maximillian Habsburg since 2018 has been the President of Volkswirtschaftliche Gesellschaft Wien, an educational institution of regionally networking non-profit organizations. Additoinally, since 2016 Mr. Habsburg has served as Managing Director of ELLS Finanzberatung und Treuhand GmbH, and at ELLS Bank AG as liquidator and as the Chairman of the Board. Since 2013, HRH Prince Maximillian Habsburg has acted as the General Manager and principal partner in Family Office Asset Planning, M&A Support, Wealth Planning Services, and Estate Planing Services at Habsburg Solutions GmbH.

Mr. Habsburg received his training to CFP, ÖPWZ Vienna, degree in 2008, Balance Sheet Analysis in 2007, and Xetra Retailer Cash Market, Stock Exchange Vienna in 2005. He received his diploma from College of Tourism Management, Klessheim, in 1998.

Thomas Schaetti – President, Director

Mr. Thomas Schaetti, age 44, since 2019 has been working at Migom Investments S.A, Luxembourg, an EMD Agent registered by the UK FCA, as the Chief Executive Officer, at Migom Bank Ltd., Roseau, Dominica, as Chief Executive Officer, and at Migom Verwaltungs GmbH, Vienna, Austria, as Chief Executive Officer. Also beginning in 2019, Mr. Schaetti has worked at Crapera2 AG, as President of the Board, at B52 Holding AG, as a Board Member, and at Bentito AG, as a Board Member. Beginning in 2016, Thomas Schaetti has been the President of the Board of Sideral Holding AG, Baden and a Board Member of IMW Immobilien SE. Mr. Schaetti worked at E&A Beteiligungs GmbH, as Chief Executive Officer, from 2017 to 2019, and as Managing Director at Brauerei Piesting GmbH, from 2016 to 2017. He was also the Managing Director at Nordinvestment GmbH, from 2016 to 2018 and the President of the Board at Geneva Fund Services AG, from 2016 to 2017. Thomas was President of the Board of Sofina AG in Zurich from 2008 to 2015. His other career highlights include administrative positions in Privatbank Maerki Baumann & Co., AG, Zurich, Coutts Bank & Co. AG, Zurich, Euro Invest Bank AG, Zurich, and SVRB Schweizer Verband der Raiffeisen Banken, Zurich.

Mr. Thomas Schaetti has graduated from Secundarschule, Zurich in 1990 and received his Commercial Degree in Management and Business Administration from Zurich Commercial School in 1993.

Stefan Lenhart – Director

Mr. Stefan Lenhart, age 41, currently the Treasurer of Migom Bank Ltd., Roseau, Dominica, worked at DVAG Deutsche Vermögensberatung Bank AG, in investment counseling, and agency management from November 2017 to November 2018. Before that he worked at various managerial positions at such financial institutions as Creditanstalt Bank, Bank Austria AG, Alizee Bank AG, Wienerprivatbank SE and Meinl Bank AG.

Mr. Lenhart garduated from Polytechnischer Lehrgang professional school, Hohenau, Austria in 1993. He also became an integrated dealer, audit stock and derivatives market at the Vienna Stock Exchange, in 2000, passed a EUREX trader examination, Frankfurt, in 2002 and completed a VÖIG-course for funds and portfolio management (CPM), Vienna, in 2005. Stefan received an MBA in Finance Administration from Donau University, Krems in 2012, and passed the Austrian state insurance agents exam in 2016.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

Our Directors and our Executive officers have not been involved in any of the following events during the past ten years:

1. Bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his/her involvement in any type of business, securities or banking activities; or

4. Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

5. Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:(i) Any Federal or State securities or commodities law or regulation; or(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

TERM OF OFFICE

Our directors are appointed to hold office until the next annual meeting of our stockholders or until their respective successor is elected and qualified, or until she resigns or is removed in accordance with the provisions of the Nevada Revised Statues. Our Board of Directors hold office until removed by the Board or until their resignation appoints our officer.

DIRECTOR INDEPENDENCE

Our board of directors is currently composed of four members, one of whom qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors have no committees. We do not have a standing nominating, compensation or audit committee.

Executive Compensation

MANAGEMENT COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our Executive Officer from January 1, 2018 to December 31, 2019:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Oleg Jitovi (a) Director, Chief Executive Officer	2019	0	0	0	0	0
	2018	0	0	0	0	0

Georgi Parrik (b) Chief Executive Officer, Director	2019	0	0	0	0	0
	2018	0	0	0	0	0

(a)	Resigned as of October 8, 2019

(b)	Appointed as of October 8, 2019

There are no employment agreements between the Company and management.

There are no annuity, pension or retirement benefits proposed to be paid to the officers or directors or employees in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the company or any of its subsidiaries, if any.

Director Compensation

The following table sets forth director compensation as of December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Oleg Jitov (a)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Georgi Parrik (b)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(a)	Resigned as of October 8, 2019

(b)	Appointed as of October 8, 2019

Transactions with related persons, promoters and certain control persons

Related Party Transactions

Free Office Space

The Company has been provided office space by its President at no cost. Management determined that such cost is nominal and did not recognize the rent expense in its financial statement.

Advances from Related Parties

From time to time, the President and Director of the Company would advance funds to the Company for working capital purposes. These advances are unsecured, non-interest bearing and due on demand. During 2019 the prior President forgave debt of $22,224. The outstanding balance was $8,691 as of December 31, 2019, and $3,224 as of December 31, 2018.

On May 12, 2020, the Company, entered into an acquisition agreement with Migom Bank Ltd. and Thomas A. Schaetti (the “Migom Agreement”). Pursuant to the Migom Agreement, the Company acquired all of the outstanding equity of Migom Bank Ltd. (“Migom Bank”). Migom Bank is a regulated full-service international bank, licensed by the Financial Services Unit of the Ministry of Finance of Commonwealth of Dominica, specializing in providing retail banking services to individuals and companies worldwide. In addition to the traditional services of a deposit institution Migom Bank offers lending, leasing, and investment services, provides money transmittal services, is authorized to issue and administer means of payment such as credit and debit cards, travelers cheques, bankers’ drafts and electronic money. Migom Bank is also authorized by its regulators to provide custody of securities, issue guarantees and commitments, provide credit reference services, safe custody of valuables, offer all forms of electronic banking and foreign exchange and precious metal dealing services. Migom Bank is also authorized by its regulators to perform a variety of investment banking and corporate finance services. In exchange for the equity Migom Bank, the Company issued Mr. Schaetti 126,222 shares of common stock of the Company, at a price per share of $9.00.

On May 12, 2020, the Company, entered into an acquisition agreement with Central Rich Trading Ltd. and Thomas A. Schaetti (the “Central Agreement”). Pursuant to the Central Agreement, the Company acquired all of the outstanding equity of Central Rich Trading Ltd. (“Central”). Central is a money service business that is licensed by the Hong Kong Customs and Excise Department to provide all forms of permitted money services, electronic money and payment services in the respective territories. In exchange for the equity of Central, the Company issued Mr. Schaetti 17,778 shares of common stock of the Company, at a price per share of $9.00.

The Migom Bank Ltd. Agreement and the Central Rich Trading Ltd. Agreement were undertaken by the Company with a related party. However, the terms of the Migom Agreement and the Central Agreement were made at arms-length. Both the Migom Bank Ltd. Agreement and the Central Rich Trading Ltd. are conditioned on approval of the transfer of ownership by the Financial Services Unit of the Ministry of Finance of Commonwealth of Dominica and Hong Kong Customs and Excise Department respectively.

Legal Proceeding

None.

Market Price of and dividends on the registrant’s common equity and related shareholder matters

Market Information

Migom Global Corp. is currently listed under OTC Pink tier of OTC markets, ticker symbol “MGOM.” The quotation of our common share does not assure a meaningful, consistent and liquid trading market currently exist. We cannot predict whether a more active market for our common share will develop in the future. In absence of an active trading market,

(1)	Investor may have difficulty buying or selling or obtaining market quotation,
(2)	Market visibility of our common share may be limited which may have a depressive effect on the market price for our common share.

As mentioned in Item 101, additional 144,000 restricted common shares were issued to the shareholder of Migom Bank upon business combination. No options or warrants to purchase, or securities convertible into, common equity of the registrant. None of above-mentioned additional issuance of restricted common share are issued to qualified institutional buyer as defined under §230.144A

VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598, 212-828-8436, is the registrar and transfer agent of our common shares.

As of June 30, 2020, we had approximately 33 shareholders of our common shares, including the shares held in street name by brokerage firm. The holders of common share are entitled to one vote for each share held for record on all matters submitted to a vote of shareholders. Holders of the common share have no pre-emptive rights and no right to convert their common share into any other securities. There is no redemption or sinking fund provisions applicable to the common share.

All but 144,000 shares common shares were issued and outstanding at the time of reverse merger activity. 650,000 shares of Series A Preferred Stock were outstanding at such time. Thomas Schaetti received all 144,000 shares in the reverse merger transactions.

Dividends

We have not issued any dividends and have no plans of paying cash dividends in the future.

Securities authorized for issuance under equity compensation plan

As of June 30, 2020, the Company has no securities authorized either previously approved or disapproved for issuance under equity compensation plan.

Recent Sales of Unregistered Securities

On May 12, 2020, the Company issued Mr. Thomas Schaetti 126,222 shares of common stock of the Company, at a price per share of $9.00, pursuant to the Migom Agreement. On May 12, 2020, the Company issued Mr. Schaetti 17,778 shares of common stock of the Company, at a price per share of $9.00, pursuant to the Central Agreement. Both issuances were done pursuant to Section 4(a)(2) of the Securities Act of 1934.

Description of securities

The following is a summary description of our capital stock and certain provisions under the laws of the State of Nevada where the Company was incorporated. The following discussion is qualified in its entirety by reference to such exhibits.

General

We have authorized share capital of 75,650,000 with par value $0.001 per share, including 75,000,000 shares of common stock and 650,000 shares of Series A Preferred Stock. As at June 30, 2020, the Company has issued and outstanding 7,489,000 shares of common stock. 650,000 shares of Series A Preferred Stock were issued by the Company.

Common Stock

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors then up for election. The holders of our common stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of our company, the holders of common stock are entitled to share rateably in all assets remaining which are available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of our common stock, as such, have no conversion, pre-emptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

Indemnification of Directors and Officers

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses. Article IX of our Bylaws provide that we may indemnify and advance litigation expenses to our directors, officers, employees and agents to the extent permitted by law, our Articles of Incorporation or our Bylaws, and shall indemnify and advance litigation expenses to our directors, officers, employees and agents to the extent required by law, our Articles of Incorporation or Bylaws. Our obligations of indemnification, if any, shall be conditioned on receiving prompt notice of the claim and the opportunity to settle and defend the claim. We may, to the extent permitted by law, purchase and maintain insurance on behalf of an individual who is or was our director, officer, employee or agent.

Preferred Stock

The Preferred Stock may be issued from time to time in one or more series. All 650,000 shares authorized have been designated as Series A, par value $.001 per share. These shares have voting rights equal to 10 shares of common stock, per share of preferred. All 650,000 of these shares are held by Heritage Equity Fund LP. The Series A also have no conversion rights and no redemption rights.

Indemnification against Public Policy

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defence of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The effect of indemnification may be to limit the rights of the Company and the shareholders (through shareholders’ derivative suits on behalf of the Company) to recover monetary damages and expenses against a director for breach of fiduciary duty.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 1.01 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

Migom Bank Ltd. - As of and for the six months ended June 30,2020 (unaudited) and as of and for the period from August 7, 2019(inception) to December 31, 2019

MIGOM BANK LTD.

Financial Statements

As of and for the six months ended June 30,2020 (unaudited) and the period from August 7, 2019 (inception) to December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:	The Board of Directors and Stockholders of Migom Bank Ltd.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Migom Bank Ltd. (the Company) as of December 31, 2019, and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for period from August 7, 2019 (Inception) to December 31, 2019, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 13, 2019, and the results of its operations and its cash flows for period from August 7, 2019 (Inception) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had incurred substantial losses during the year, and has a working capital deficit, which raises substantial doubt about its ability to continue as a going concern. Management’s plan in regards to these matters are described in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ JLKZ CPA LLP

We have served as the Company’s auditor since 2020.

JLKZ CPA LLP.

Flushing, New York

November 30, 2020

MIGOM BANK LTD.
Balance Sheets

	June 30,	December 31,
	2020	2019
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$1,320,389	$1,100,868
Total current assets	1,320,389	1,100,868

Noncurrent assets:
Prepaid rent	-	1,111

Total assets	$1,320,389	$1,101,979

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$-	$1,500
Deferred revenue	442,042	-
Total current liabilities	442,042	1,500
Total liabilities	442,042	1,500

Commitments and contingencies (see Note 11)	-	-

Shareholders’ equity
Common stock (1,000 par value, 1,000 shares authorized, 1,000 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively)	1,000,000	1,000,000
Additional paid in capital	207,199	207,199
Accumulated deficit	(318,461)	(96,329)
Other comprehensive income	(10,391)	(10,391)
Total shareholders’ equity	878,347	1,100,479

Total liabilities and shareholders’ equity	$1,320,389	$1,101,979

See accompanying notes to unaudited condensed financial statements

MIGOM BANK LTD.
Statements of Operations and Comprehensive Income

	For The Six Months Ended June 30, 2020	For the Period from August 7, 2019 (inception) to December 31, 2019
	(Unaudited)	(Audited)

Revenue	$-	$-
Operating expenses
Professional fees	-	48,520
Salary expense	-	-
Rent expense	1,111	2,222
Marketing expense	221,021	-
Other general and administrative expenses	0	40,472
Total operating expenses	222,132	91,214

Total operating loss	(222,132)	(91,214)

Other income (expense)
Other expense	-	-
Total other income (expense)	-	-

Net Income (loss)	(222,132)	(91,214)

Foreign currency translation gain (loss)	-	(10,391)

Total comprehensive income (loss)	$(222,132)	$(101,605)

Net loss per share - basic and diluted	(222.13)	(91.21)
Weighted average shares outstanding - basic and diluted	1,000	1,000

See accompanying notes to unaudited condensed financial statements

MIGOM BANK LTD.

Statement of Shareholders’ Equity

							Additional	Other
	Preferred Stock			Common Stock			Paid In	Comprehensive	Accumulated
	Shares	Amount		Shares	Amount		Capital	Income	Deficit	Total

Balance, August 7, 2019 (inception)	-		$-	-		$-	$-	$-	$-	$-
Net loss									(96,329)	(96,329)
Company establishment						1,000,000	207,199			1,207,199
Other comprehensive income								(10,391)		(10,391)
Balance, December 31, 2019	-		$-	0		$1,000,000	$207,199	$(10,391)	$(96,329)	$1,100,479

Net loss		$			$		$	$	$(222,132)	$(222,132)
Balance, June 30, 2020	-		$-		$		$207,199	$(10,391)	$(318,461)	$878,347

See accompanying notes to unaudited condensed financial statements

MIGOM BANK LTD.
Statement of Cash Flows
	For The Six Months Ended June 30, 2020	For the Period from August 7, 2019 (inception) to December 31, 2019
	(Unaudited)	(Audited)
Cash flows from operating activities:
Net income (loss)	$(222,132)	$(91,214)
Changes in operating assets and liabilities:
Prepaid rent	1,111	(1,111)
Deferred revenue	442,042	-
Accrued liabilities	(1,500)	1,500
Due from related party	(219,521)	-
Net cash provided by (used in) operating activities	-	(90,825)

Cash flows provided by financing activities:
Capital contribution from shareholders	-	1,207,199
Net cash used in financing activities	-	1,207,199

Effect of exchange rate changes on cash	219,521	(15,506)
Net increase (decrease) in cash	219,521	1,100,868
Cash at beginning of period	1,100,868	-

Cash at end of period	$1,320,389	$1,100,868
	-	-
Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

See accompanying notes to unaudited condensed financial statements

MIGOM BANK LTD.

Notes to the Financial Statements

As of and for the six months ended 30, 2020 (unaudited) and

the period from August 7, 2019 (inception) to December 31, 2019

Note 1 - Organization and Operations

Migom Bank Ltd. (the “Company”) was incorporated in the Commonwealth of Dominica on August 7, 2019. The Company is in the business of banking.

Note 2 – Significant and Critical Accounting Policies

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application.  Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles (“US GAAP”).

Basis of Presentation

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Development Stage Company

The Company is a development stage company as defined in ASC 915 “Development Stage Entities.” The Company is devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

The Company has elected to adopt application of Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. Upon adoption, the Company no longer presents or discloses inception-to-date information and other remaining disclosure requirements of Topic 915.

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimate(s) and assumption(s) affecting the financial statements was (were):

(i) Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

(ii) Valuation allowance for deferred tax assets: Management assumes that the realization of the Company’s net deferred tax assets resulting from its net operating loss (“NOL”) carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures”, which defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, accounts payable, due to related party and note payable approximate their fair values because of the short maturity of these instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. At June 30, 2020 and December 31, 2019, the Company had no cash equivalents.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the related parties include (a) affiliates of the Company (“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act); (b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; (c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; (d) principal owners of the Company; (e) management of the Company; (f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and (g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include:  (a) the nature of the relationship(s) involved; (b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; (c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and (d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Leases

We determine if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liabilities - current, and operating lease liabilities - noncurrent on the balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our balance sheets. The initial lease liability is equal to the future fixed minimum lease payments discounted using the Company’s incremental borrowing rate, on a secured basis. The initial measurement of the right-of-use asset is equal to the initial lease liability plus any initial direct costs and prepayments, less any lease incentives.

ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of our leases do not provide an implicit rate, we generally use our incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur.  The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements.  If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.  Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

The Company did not have any commitments or contingencies as of June 30, 2020 and December 31, 2019.

Revenue Recognition

In 2014, the FASB issued guidance on revenue recognition (“ASC 606”), with final amendments issued in 2016. The underlying principle of ASC 606 is to recognize revenue to depict the transfer of goods or services to customers at the amount expected to be collected. ASC 606 creates a five-step model that requires entities to exercise judgment when considering the terms of contracts, which includes (1) identifying the contracts or agreements with a customer, (2) identifying our performance obligations in the contract or agreement, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations, and (5) recognizing revenue as each performance obligation is satisfied. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the services it transfers to its clients. The Company has concluded that the new guidance did not require any significant change to its revenue recognition processes.

The Company is working on setting up a network of affiliated businesses in several countries, which may provide a seamless integration between the traditional regulated banking and financial services and the innovative emerging fintech solutions, benefiting consumers and businesses worldwide.

Income Taxes

Income taxes are provided in accordance with ASC No. 740, Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry-forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Earnings Per Share

Basic earnings per common share is computed by dividing net earnings attributable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income attributable to common shareholders by the sum of the weighted average number of common stock outstanding and dilutive potential common stock during the period.

Diluted earnings per share considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect.

Foreign Currency Translation and Transactions

The East Caribbean Dollar (“ECD”) is the functional currency of the Company whereas the financial statements are reported in United States Dollar (“USD,” “$”). Assets and liabilities are translated based on the exchange rates at the balance sheet date, while revenue and expense accounts are translated at the average exchange rates prevailing during the period. Equity accounts are translated at historical exchange rates. The resulting translation gain and loss adjustments are accumulated as a component of shareholders’ equity and other comprehensive loss.

Comprehensive Income/Loss

The Company reports comprehensive loss and its components in its financial statements. Comprehensive loss consists of net loss on foreign currency translation adjustments affecting stockholders’ equity that, under U.S. GAAP, are excluded from net loss.

o	As of June 30, 2020, the exchange rate between U.S. Dollars and East Caribbean Dollar was US$1.00 = ECD2.7, and the weighted average exchange rate for the period of January 1, 2020 through June 30, 2020 was US$1.00 =ECD2.7.

o	As of December 31, 2019, the exchange rate between U.S. Dollars and East Caribbean Dollar was US$1.00 = ECD2.7, and the weighted average exchange rate for the period of August 7, 2019 (inception) through December 31, 2019 was US$1.00 =ECD2.7.

As the weighted average exchange rate was the same as the exchange rate on June 30, 2020, no comprehensive income/loss for the six months ended June 30, 2020 was reported.

Cash Flows Reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.  The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

Recently Issued Accounting Pronouncements

In February 2016, FASB issued ASC 842 that requires lessees to recognize lease assets and corresponding lease liabilities on the balance sheet for all leases with terms of more than 12 months. The update, which supersedes existing lease guidance, will continue to classify leases as either finance or operating, with the classification determining the pattern of expense recognition in the income statement.

The ASU will be effective for annual and interim periods beginning after December 15, 2019, with early adoption permitted, and is applicable on a modified retrospective basis with various optional practical expedients. The Company has assessed the impact of this standard. The company’s current leases as of the balance sheet date do not fall under this guidance as they are month-to-month leases.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, when adopted, will have a material effect on the accompanying financial statements.

Note 3 – Going Concern

The financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the financial statements, the Company had an accumulated deficit of $318,461 as of June 30, 2020 with limited operations with reported net loss of $222,132 for the six months ended June 30, 2020 and net loss of $91,214 for the period from August 7 2019(inception) to December 31,2019. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Although the Company has recognized some nominal amount of revenues since inception, the Company is devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced.  The Company is attempting to commence operations and generate sufficient revenue; however, the Company’s cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to commence operations and generate sufficient revenue and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of a public or private offering.

The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 – Deferred Revenue

The deferred revenue of $442,042 as of June 30, 2020 represents the bank account opening service fee received in advance from the customers. The deferred revenue was not recognized as revenue as the Company had not delivered the related bank account opening service during the six months ended June 30, 2020.

Note 5 – Stockholders’ Equity

Shares Authorized

Upon formation, the total number of shares of common stock which the Company is authorized to issue is 1,000 shares with a par value of $1,000 per share.

Common Stock

As of June 30, 2020, there were 1,000 total shares issued and outstanding.

Note 6 – Lease

The original lease agreement was less than 12 months and subsequently became month to month after expiration.

The Company has elected to not recognize lease assets and liabilities for leases with a term less than twelve months.

Note 7 – Income Taxes

The Company in its initial year operated at a net loss. The reconciliation of income tax benefit (expenses) at the Dominica statutory rate of 27% for the six months ended June 30, 2020 and the period from August 7 2019(inception) to December 31, 2019 was $85,984 and $26,009, respectively.

The tax effects of temporary differences that give rise to significant portions of the net deferred tax assets are as follows:

	June 30,	December 31,
	2020	2019

Deferred tax assets	$85,984	$26,009
Valuation allowance	(85,984)	(26,009)
Deferred tax assets, net	$-	$-

The Company has accumulated $318,461 of net operating losses (“NOL”) carried forward to offset future taxable income

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax asset relating to NOLs for every period because it is more likely than not that all of the deferred tax asset will not be realized.

Note 8 – Subsequent Events

The Company has evaluated all events that occur after the balance sheet date through the date when the financial statements were issued to determine if they must be reported. The Management of the Company determined that there were no reportable subsequent event(s) to be disclosed except for as follows.

Acquired by Migom Global Corp.

On May 12, 2020, the Company entered into an acquisition agreement with Migom Global Corp. (“Migom Global”). Pursuant to the acquisition agreement, Migom Global acquired all of the outstanding equity of the Company. In exchange for the equity of the Company, Migom Global issued Mr. Schaetti 126,222 shares of common stock of Migom Global at a price of $9.00 per share.

(b) Financial Statement of Business Acquired

Central Rich Trading Ltd - As of and for the six months June 30, 2020 (unaudited) and as of and for the period from November 16, 2019 (inception) to December 31, 2019

CENTRAL RICH TRADING LTD.

Financial Statements

As of and for the six months ended June 30, 2020 (Unaudited) and the period from November 16, 2019 (inception) to December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:	The Board of Directors and Stockholders of Central Rich Trading Limited

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Central Rich Trading Limited (the Company) as of December 31, 2019, and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for period from November 16, 2019 (Inception) to December 31, 2019, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019, and the results of its operations and its cash flows for period from period from November 16, 2019 (Inception) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had incurred substantial losses during the year, and has a working capital deficit, which raises substantial doubt about its ability to continue as a going concern. Management’s plan in regards to these matters are described in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ JLKZ CPA LLP

We have served as the Company’s auditor since 2020.

JLKZ CPA LLP.

Flushing, New York

November 30, 2020

CENTRAL RICH TRADING LIMITED
Balance Sheets
	June 30,	December 31,
	2020	2019
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$11,078	$13,395
Total current assets	11,078	13,395

Total assets	$11,078	$13,395

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$4,064	$2,883
Total current liabilities	4,064	2,883
Total liabilities	4,064	2,883

Shareholders’ equity
Common stock (HKD1 par value, 1 shares authorized, 1 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively)	-	-
Additional paid in capital	13,860	13,859
Accumulated deficit	(6,878)	(3,341)
Other comprehensive income	32	(6)
Total shareholders’ equity	7,014	10,512

Total liabilities and shareholders’ equity	$11,078	$13,395

See accompanying notes to unaudited condensed financial statements

CENTRAL RICH TRADING LIMITED
Statements of Operations and Comprehensive Income
	For the Six Months Ended June 30, 2020	For the Period from November 16, 2019 (inception) to December 31, 2019
	(Unaudited)	(Audited)

Revenue	$-	$-

Operating expenses
Professional fees	771	302
Rent expense	2,512	2,877
Total operating expenses	3,283	3,179

Total operating loss	(3,283)	(3,179)

Other income (expense)
Other expense	(254)	(162)
Total other income (expense)	(254)	(162)

Net Income (loss)	(3,537)	(3,341)

Foreign currency translation gain(loss)	38	(6)

Total comprehensive income (loss)	$(3,499)	$(3,347)

See accompanying notes to unaudited condensed financial statements

CENTRAL RICH TRADING LIMITED

Statement of Shareholders’ Equity

							Additional	Other
	Preferred Stock			Common Stock			Paid In	Comprehensive	Accumulated
	Shares	Amount		Shares	Amount		Capital	Income	Deficit	Total

Balance, November 16, 2019(inception)	-		$-	-		$-	$-	$-	$-	$-
Net loss									(3,341)	(3,341)
Company establishment							13,859			13,859
Other comprehensive income								(6)		(6)
Balance, December 31, 2019 (Audited)	-		$-	0	$		$13,859	$(6)	$(3,341)	$10,512

Net loss		$			$		$1	$	$(3,537)	$(3,536)
Other comprehensive income								38		38
Balance, June 30, 2020 (Unaudited)	-		$-		$		$13,860	$32	$(6,878)	$7,014

See accompanying notes to unaudited condensed financial statements

CENTRAL RICH TRADING LIMITED
Statement of Cash Flows
	For the Six Months Ended June 30, 2020	For the Period from November 16, 2019 (inception) to December 31, 2019
	(Unaudited)	(Audited)
Cash flows from operating activities:
Net income (loss)	$(3,537)	$(3,341)
Changes in operating assets and liabilities:
Accrued liabilities	1,162	2,877
Net cash provided by (used in) operating activities	(2,375)	(464)

Cash flows provided by financing activities:
Capital contribution from shareholders	0	13,828
Net cash used in financing activities	0	13,828

Effect of exchange rate changes on cash	58	31
Net increase (decrease) in cash	(2,317)	13,395
Cash at beginning of period	13,395	-

Cash at end of period	$11,078	$13,395
	-	-
Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-

See accompanying notes to unaudited condensed financial statements

CENTRAL RICH TRADING LIMITED

Notes to the Condensed Financial Statements

As of and for the six months ended June 30, 2020 (Unaudited) and the period from November 16, 2019 (inception) to December 31, 2019

Note 1 – Organization and Operations

Central Rich Trading Limited (the “Company”) was incorporated in Hong Kong on November 16, 2019. The Company is in the business of banking.

Note 2 – Significant and Critical Accounting Policies

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application.  Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Basis of Presentation

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Development Stage Company

The Company is a development stage company as defined in ASC 915 “Development Stage Entities.” The Company is devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

The Company has elected to adopt application of Accounting Standards Update No. 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. Upon adoption, the Company no longer presents or discloses inception-to-date information and other remaining disclosure requirements of Topic 915.

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimate(s) and assumption(s) affecting the financial statements was (were):

(i) Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

(ii) Valuation allowance for deferred tax assets: Management assumes that the realization of the Company’s net deferred tax assets resulting from its net operating loss (“NOL”) carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures”, which defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including cash and cash equivalents are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 — inputs that are unobservable (for example cash flow modelling inputs based on assumptions)

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, accounts payable, due to related party and note payable approximate their fair values because of the short maturity of these instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. At June 30. 2020 and December 31, 2019, the Company had no cash equivalents.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the related parties include (a) affiliates of the Company (“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act); (b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; (c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; (d) principal owners of the Company; (e) management of the Company; (f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and (g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include:  (a) the nature of the relationship(s) involved; (b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; (c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and (d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Leases

We determine if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liabilities - current, and operating lease liabilities - noncurrent on the balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our balance sheets. The initial lease liability is equal to the future fixed minimum lease payments discounted using the Company’s incremental borrowing rate, on a secured basis. The initial measurement of the right-of-use asset is equal to the initial lease liability plus any initial direct costs and prepayments, less any lease incentives.

ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of our leases do not provide an implicit rate, we generally use our incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur.  The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements.  If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.  Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

The Company did not have any commitments or contingencies as of June 30, 2020 and December 31, 2019.

Revenue Recognition

In 2014, the FASB issued guidance on revenue recognition (“ASC 606”), with final amendments issued in 2016. The underlying principle of ASC 606 is to recognize revenue to depict the transfer of goods or services to customers at the amount expected to be collected. ASC 606 creates a five-step model that requires entities to exercise judgment when considering the terms of contracts, which includes (1) identifying the contracts or agreements with a customer, (2) identifying our performance obligations in the contract or agreement, (3) determining the transaction price, (4) allocating the transaction price to the separate performance obligations, and (5) recognizing revenue as each performance obligation is satisfied. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the services it transfers to its clients. The Company has concluded that the new guidance did not require any significant change to its revenue recognition processes.

The Company is working on setting up a network of affiliated businesses in several countries, which may provide a seamless integration between the traditional regulated banking and financial services and the innovative emerging fintech solutions, benefiting consumers and businesses worldwide.

Income Taxes

Income taxes are provided in accordance with ASC No. 740, Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry-forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Earnings Per Share

Basic earnings per common share is computed by dividing net earnings attributable to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income attributable to common shareholders by the sum of the weighted average number of common stock outstanding and dilutive potential common stock during the period.

Diluted earnings per share considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect.

Foreign Currency Translation and Transactions

The Hong Kong Dollar (“HKD”) is the functional currency of the Company whereas the financial statements are reported in United States Dollar (“USD,” “$”). Assets and liabilities are translated based on the exchange rates at the balance sheet date, while revenue and expense accounts are translated at the average exchange rates prevailing during the period. Equity accounts are translated at historical exchange rates. The resulting translation gain and loss adjustments are accumulated as a component of stockholders’ equity and other comprehensive loss.

Comprehensive Income/Loss

The Company reports comprehensive loss and its components in its financial statements. Comprehensive loss consists of net loss on foreign currency translation adjustments affecting stockholders’ equity that, under U.S. GAAP, are excluded from net loss.

o	As of June 30, 2020, the exchange rate between U.S. Dollars and Hong Kong Dollar was US$1.00 = HKD7.7505, and the weighted average exchange rate for the period of January 1, 2020 through June 30, 2020 was US$1.00 =HKD7.7794.

o	As of December 31, 2019, the exchange rate between U.S. Dollars and Hong Kong Dollar was US$1.00 = HKD7.789, and the weighted average exchange rate for the period of November 16, 2019 (inception) through December 31, 2019 was US$1.00 =HKD7.8065.

Cash Flows Reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.  The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the financial statements were issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

Recently Issued Accounting Pronouncements

In February 2016, FASB issued ASC 842 that requires lessees to recognize lease assets and corresponding lease liabilities on the balance sheet for all leases with terms of more than 12 months. The update, which supersedes existing lease guidance, will continue to classify leases as either finance or operating, with the classification determining the pattern of expense recognition in the income statement.

The ASU will be effective for annual and interim periods beginning after December 15, 2019, with early adoption permitted, and is applicable on a modified retrospective basis with various optional practical expedients. The Company has assessed the impact of this standard. The company’s current leases as of the balance sheet date do not fall under this guidance as they are month-to-month leases.

Management does not believe that any recently issued, but not yet effective accounting pronouncements, when adopted, will have a material effect on the accompanying financial statements.

Note 3 – Going Concern

The financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the financial statements, the Company had an accumulated deficit of $6,878 as of June 30, 2020 with limited operations with reported net loss of $3,537 for the six months ended June 30, 2020 and net loss of $3,341 for the period from November 16, 2019(inception) to December 31, 2019. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Although the Company has recognized some nominal amount of revenues since inception, the Company is devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced.  The Company is attempting to commence operations and generate sufficient revenue; however, the Company’s cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to commence operations and generate sufficient revenue and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of a public or private offering.

The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 – Stockholders’ Equity

Shares Authorized

Upon formation, the total number of shares of common stock which the Company is authorized to issue is 1 share with a par value of HKD1 per share.

Common Stock

As of June 30, 2020, there was 1 share issued and outstanding.

Note 5 – Lease

The original lease agreement was less than 12 months and subsequently became month to month after expiration.

The Company has elected to not recognize lease assets and liabilities for leases with a term less than twelve months.

Note 6 – Income Taxes

The reconciliation of income tax benefit (expenses) at the Hong Kong statutory rate of 8.25% for the six months ended June 30, 2020 and the period from November 16 2019(inception) to December 31, 2019 was $85,984 and $26,009, respectively,.

The tax effects of temporary differences that give rise to significant portions of the net deferred tax assets are as follows:

	June 30,	December 31,
	2020	2019

Deferred tax assets	$567	$276
Valuation allowance	(567)	(276)
Deferred tax assets, net	$-	$-

The Company has accumulated $6,878 of net operating losses (“NOL”) carried forward to offset future taxable income

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax asset relating to NOLs for every period because it is more likely than not that all of the deferred tax asset will not be realized.

Note 7 – Subsequent Events

The Company has evaluated all events that occur after the balance sheet date through the date when the financial statements were issued to determine if they must be reported. The Management of the Company determined that there were no reportable subsequent event(s) to be disclosed except for as follows.

Acquired by Migom Global Corp.

On May 12, 2020, the Company entered into an acquisition agreement with Migom Global Corp. (“Migom Global”). Pursuant to the acquisition agreement, Migom Global acquired all of the outstanding equity of the Company. In exchange for the equity of the Company, Migom Global issued Mr. Schaetti 17,778 shares of common stock of Migom Global at a price of $9.00 per share.

Item 9.01 (c) Pro forma financial information. The pro forma financial information required by this Item 9.01(c) will be filed by amendment to this Current Report no later than 4 business days from the date hereof.

Pro Forma Combined Financial Statements

The following pro forma balance sheet has been derived from the balance sheet of Migom Global Corp. at June 30, 2020, and adjusts such information to give the effect of the acquisition of Migom Bank Ltd. and Central Rich Trading Ltd., as if the acquisition had occurred at June 30, 2020. The following pro forma EPS statement has been derived from the income statements of Migom Bank Ltd. and Central Rich Trading Ltd. and adjusts such information to give the effect that the acquisition by Migom Global Corp. at December 31, 2019 and June 30, 2020, respectively. The pro forma balance sheet and EPS statement is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at June 30, 2020 or December 31, 2019.

MIGOM GLOBAL CORP.

Proforma Financial Statements

As of and for the six months ended June 30, 2020 and the year ended December 31, 2019

(Unaudited)

MIGOM GLOBAL CORP.

Pro Forma Condensed Balance Sheets

As of June 30, 2020

(Unaudited)

	Migom Global Corp	Migom Bank Ltd.	Central Rich Trading Ltd.	Adjustments			Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$19,854	$1,320,389	$11,078	$			$1,351,321
Total current assets	19,854	1,320,389	11,078				1,351,321

Noncurrent assets:
Intercompany investment	1,296,000				(1,296,000)	a	-
Intangible assets, net	263,571	-	-				263,571
Prepaid rent	-	-	-

Total assets	$1,579,426	$1,320,389	$11,078	$			$1,614,892

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$-	$-	$4,064	$			$4,064
Notes payable to related party	20,191	-	-				20,191
Deferred revenue	-	442,042	-				442,042
Total current liabilities	20,191	442,042	4,064				466,297
Total liabilities	20,191	442,042	4,064				466,297

Commitments and contingencies	-	-	-		-		-

Shareholders’ equity
Preferred stock ($0.001 par value, 650,000 shares authorized, 650,000 shares issued and outstanding)	650.00	-	-				650.00
Common stock ($0.001 par value, 75,000,000 shares authorized, 7,489,000 shares issued and outstanding)	7,489	1,000,000	-		1,000,000	a	7,489
Additional paid in capital	1,688,477	207,199	13,860		296,043	a	1,613,493
Accumulated deficit	(137,381)	(318,461)	(6,878)		(42)	a	(462,678)
Other comprehensive income	-	(10,391)	32				(10,359)
Total shareholders’ equity	1,559,235	878,347	7,014				1,148,595

Total liabilities and shareholders’ equity	$1,579,425	$1,320,389	$11,078	$			$1,614,892

See accompanying notes to the financial statements

MIGOM GLOBAL CORP.

Pro Forma Condensed Income Statement

For the six months ended June 30, 2020

(Unaudited)

	Migom Global Corp	Migom bank Ltd.	Central Rich Trading Ltd.	Adjustments	Pro Forma

Revenue	$-	$-	$-

Operating expenses
Professional fees	22,992	-	771		23,763
Salary expense	32,400	-	-		32,400
Rent expense	9,769	1,111	2,512		13,392
Marketing expense	-	221,021	-		221,021
Other general and administrative expenses	6,429	-	-		6,429
Total operating expenses	71,590	222,132	3,283		297,005

Total operating loss	(71,590)	(222,132)	(3,283)		(297,005)

Other income (expense)
Other expense	(942)	-	(254)		(1,196)
Total other income (expense)	(942)	-	(254)		(1,196)

Net Income (loss)	(72,532)	(222,132)	(3,537)		(298,201)

Foreign currency translation gain (loss)		-	38		38

Total comprehensive income (loss)	$(72,532)	$(222,132)	$(3,499)		(298,163)

Loss per share - basic and diluted	$(0.01)				$(0.04)

Weighted average shares outstanding - basic and diluted	7,489,000				7,489,000

See accompanying notes to the financial statements

MIGOM GLOBAL CORP.

Pro Forma Condensed Balance Sheets

As of December 31, 2019

(Unaudited)

	Migom Global Corp	Migom Bank Ltd.	Central Rich Trading Ltd.	Adjustments		Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$37,819	$1,100,868	$13,395			$1,152,082
Total current assets	37,819	1,100,868	13,395			1,152,082

Noncurrent assets:
Intangible assets, net	-	-	-
Prepaid rent	-	1,111	-			1,111

Total assets	$37,819	$1,101,979	$13,395			1,153,193

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Notes payable to related party	$42,814	$-	$-			42,814
Accounts payable and accrued expenses	$790	$1,500	$2,883			$5,173
Payable to related party	8,691	-	-			8,691
Deferred revenue	-	-	-			-
Total current liabilities	52,295	1,500	2,883			56,678
Total liabilities	52,295	1,500	2,883			56,678

Commitments and contingencies (see Note 11)	-	-	-			-

Shareholders’ equity
Preferred stock ($0.001 par value, 650,000 shares authorized, 0 shares issued and outstanding )	-	-	-			-
Common stock ($0.001 par value, 75,000,000 shares authorized, 7,459,000 shares issued and outstanding)	7,315	1,000,000	-	999,856	b	7,459
Additional paid in capital	20,835	207,199	13,859	(1,022,037)	b	1,263,930
Accumulated deficit	(42,626)	(96,329)	(3,341)	22,181	b	(164,477)
Other comprehensive income	-	(10,391)	(6)			(10,397)
Total shareholders’ equity	(14,476)	1,100,479	10,512			1,096,515

Total liabilities and shareholders’ equity	$37,819	$1,101,979	$13,395			$1,153,193

See accompanying notes to the financial statements

MIGOM GLOBAL CORP.

Pro Forma Condensed Income Statement

For the year ended December 31, 2019

(Unaudited)

	Migom Global Corp	Migom bank Ltd.	Central Rich Trading Ltd.	Adjustments	Pro Forma

Revenue	$10,000	$-	$-	$	$10,000

Operating expenses
Professional fees	22,410	48,520	302		71,232
Salary expense	10,800	-	-		10,800
Rent expense	10,531	2,222	2,877		15,630
Marketing expense	-	-	-		-
Other general and administrative expenses	2,864	40,472	-		43,336
Total operating expenses	46,605	91,214	3,179		140,998

Total operating loss	(36,605)	(91,214)	(3,179)		(130,998)

Other income (expense)
Other expense	-	-	(162)		(162)
Total other income (expense)	-	-	(162)		(162)

Net Income (loss)	(36,605)	(91,214)	(3,341)		(131,160)

Foreign currency translation gain (loss)		(10,391)	(6)		(10,397)

Total comprehensive income (loss)	$(36,605)	$(101,605)	$(3,347)	$	$(141,557)

Loss per share - basic and diluted	$(0.00)				$(0.02)

Weighted average shares outstanding - basic and diluted	7,459,000				7,459,000

See accompanying notes to the financial statements

MIGOM GLOBAL CORP.

Notes to pro forma condensed financial statements

As of and for the six months ended June 30, 2020

As of and for the year ended December 31, 2019

NOTE 1 – Pro forma and basi of presentation

The unaudited pro forma financial statements are based on historical financial statements of Migom Global Corp. (“the Company”) and its subsidiaries, Migom Bank Ltd. (“Migom Bank”) and Central Rich Trading Ltd. (“Central”) with the assumption that Migom Global Corp would acquired 100% shares of Migom Bank and Central.

For financial reporting purpose, the transaction is classified as a business combination under common control, a business combination in which all of the combining entities or businesses are ultimately controlled by the same party or parties both before and after the business combination, and that control is not transitory.

NOTE 2 – Adjustments

(a) On May 12, 2020, the Company entered into an acquisition agreement with Migom Bank. The Company issued Mr. Schaetti 126,222 shares of common stock of the Company, at a price per share of $9.00.

On May 12, 2020, the Company entered into an acquisition agreement with Central. The Company issued Mr. Schaetti 17,778 shares of common stock of the Company, at a price per share of $9.00.

(b) The transactions between the Company and Migom Bank and Central, which all three are under common control, resulted in a change in reporting entity and required retrospective combination of the entities for all periods presented, as if the combination had been in effect since the inception of common control. Accordingly, the consolidated financial statements of the Company reflect the accounting of the combined acquired subsidiaries at historical carrying values, except that equity reflects the equity of Migom Global.

(d) Exhibit

Exhibit No.	Description
3.1	Articles of Incorporation, as amended, of Migom Global Corp (a)
3.2	Bylaws of Migom Global Corp.
3.3	Certificate of Amendment of Migom Global Corp. (b)
3.4	Certificate of Designation of Migom Global Corp. (b)
3.5	Certificate of Incorporation and Articles of Association of Migom Bank Ltd.
3.6	Certificate of Incorporation and Articles of Association of Central Rich Trading Ltd.
10.1	Acquisition agreement, dated May 12, 2020, by and between the Company and Migom Bank Ltd. (c)
10.2	Acquisition agreement, dated May 12, 2020, by and between the Company and Central Rich Trading Ltd. (c)
10.3	Securities Exchange and Settlement Agreement, dated April 16, 2020, by and between the Company and Heritage Equity Fund LP (d)
10.4	Asset purchase agreement, dated April 21, 2020, by and between the Company and Heritage Equity Fund LP. (e)
10.5	License agreement, dated April 21, 2020, by and between the Company and Migom Bank Ltd. (e)
99.1	Banking Licenses
99.2	Intellectual Property List

(a)	Incorporated by reference to the Company’s Form 8-K, filed on December 6, 2019.
(b)	Incorporated by reference to the Company’s Form 8-K, filed on April 13, 2020.
(c)	Incorporated by reference to the Company’s Form 8-K, filed on May 14, 2020.
(d)	Incorporated by reference to the Company’s Form 8-K, filed on April 17, 2020.
(e)	Incorporated by reference to the Company’s Form 8-K, filed on April 21, 2020

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MIGOM GLOBAL CORP.

Date: December 1, 2020	By:	/s/ Georgi Parrik
Georgi Parrik, Chief Executive Officer